UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-60032	62-1518973
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

On April 28, 2006, Buckeye Technologies Inc. announced that Ms. Virginia Wetherell has been elected to serve as a member of the Company’s Board of Directors effective May 1, 2006 increasing the size of the Buckeye Board of Directors from nine members to ten and increasing the number of independent Directors from five to six. A copy of the related press release is attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Buckeye Technologies Inc. dated April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/S/ KRISTOPHER J. MATULA
Kristopher J. Matula
Executive Vice President and Chief Financial Officer
May 1, 2006